EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Scopus BioPharma Inc. (the “Company”), on Form 10-Q for the quarter ended September 30, 2022 (the “Report”), as filed with the U.S. Securities and Exchange Commission on the date hereof, I, Robert J. Gibson, Principal Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	Such Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

NovemNovemberber
Dated: November 21, 2022	By:	/s/ Robert J. Gibson
Robert J. Gibson
Vice Chairman, Secretary, and Treasurer
(Principal Financial Officer)